Exhibit 99.3

AMENDED AND RESTATED
CONVERTIBLE PROMISSORY NOTE

US $9,194,844 New York, NY	April 11, 2003

FOR VALUE RECEIVED, on the Maturity Date (as defined below), AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation (“Maker” and also sometimes referred to herein as the “Company”), promises to pay to the order of Thayer Equity Investors III, L.P., a Delaware limited partnership (“Holder”), at 1455 Pennsylvania Avenue, N.W., Suite 350, Washington, D.C., 20004, or at such other place as the Holder may from time to time designate in writing, the principal sum of Nine Million One Hundred Ninety-Four Thousand Eight Hundred Forty-Four Dollars ($9,194,844), and to pay interest on the unpaid principal balance of this Convertible Promissory Note (this “Note”) on March 31, June 30, September 30 and December 31 in each year commencing on June 30, 2003, at the rate and upon the terms set forth below.  Interest shall be payable by the issuance of additional Notes (“Secondary Notes”), the principal amount of each of which shall be equal to the interest due on the applicable interest payment date, provided, however, that no Secondary Note will be issued on the Maturity Date (as defined herein) and any interest due on such date shall be payable in cash.  Subject to the proviso of the preceding sentence, any Secondary Notes shall be subject to the same terms as this Note (except, as the case may be, with respect to title, issuance date and aggregate principal amount).

1.             Interest.  Commencing on the date hereof and continuing until repayment in full or conversion of this Note, interest shall accrue on the principal balance outstanding hereunder at a rate equal to twelve  percent (12%) per annum. Interest shall be computed on the basis of a three hundred sixty (360) day year counting the number of actual days elapsed.

2.             Payments and Maturity.  Subject to the provisions of Sections 4 and 5 hereof, the unpaid principal sum, together with interest thereon at the rate provided herein, shall be payable as follows:

                (a)           Interest only on the unpaid principal sum shall be due and payable quarterly, on each March 31, June 30, September 30 and December 31 commencing on June 30, 2003; and

                (b)           Unless the Company elects to prepay pursuant to Section 3(a) hereof, or unless the Company is required to prepay pursuant to Section 3(b) hereof, the unpaid principal sum, together with interest accrued and unpaid thereon, shall be due and payable at 10:00 a.m., New York time, on the Maturity Date.  As used herein, the term “Maturity Date” shall mean April 17, 2004; provided, however, that if the Senior

Indebtedness (as defined below) shall not have been paid in full on or before April 15, 2004, then the Maturity Date shall mean July 16, 2004.

3.             Prepayment.

                (a)           Subject to the provisions of Section 4, this Amended and Restated Convertible Promissory Note (this “Note”) may be prepaid in whole or in part at any time without premium or penalty.  The Maker shall give the Holder of this Note at least thirty days prior written notice of any prepayment under this Section 3(a).  Subject to the provisions of Section 4 hereof, the amount of any partial prepayment shall first be applied to accrued but unpaid interest owing on this Note and then to the unpaid principal balance hereof.

                (b)           This Note shall automatically become due and payable on the date of effectiveness of a Company Sale (as defined herein), provided, that the maturity date of the Bank Indebtedness (as defined herein) has not (on or prior to the date of the Company Sale) been accelerated, in which case such payment of this Note shall be subject to Section 4.  A “Company Sale” shall be defined as any of (A) any sale, assignment, conveyance, transfer, lease or other disposition, in one or a series of transactions, of all or substantially all of the assets of the Company or IQI, Inc., a New York corporation (“Borrower”), to any person, or group of related persons other than to an Affiliate (as defined herein) of the Company or Borrower; (B) any consolidation, merger, recapitalization, or share exchange of the Company or Borrower in which the holders of voting stock of the Company or Borrower, respectively, immediately before the merger, consolidation, recapitalization, or share exchange will not own 50% or more of the voting shares of the continuing or surviving corporation or other entity (whether or not the Company or Borrower) immediately after such consolidation, merger, recapitalization, or share exchange; or (C) any sale or other disposition of voting stock of the Company or Borrower representing 50% or more of the total voting power of the Company’s or Borrower’s outstanding capital stock in one or a series of related transactions to any person, or group of related persons.  For purposes of this Note, an “Affiliate” shall mean, with respect to any person, any other person who directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with, such person.  The term “control” means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

4.             Subordination of Note.

                (a)           The Maker hereof agrees and the Holder by its acceptance of this Note likewise agrees that the indebtedness represented by this Note (the “Subordinated Indebtedness”), shall, subject to Section 4(j), be subordinate pursuant to the terms of this Note to the prior payment in full of all indebtedness, obligations and liabilities (the “Guaranty Obligations”) of the Maker, under Article X of that certain Fourth Amended and Restated Credit Agreement, dated as of April 11, 2003 (as amended or otherwise modified from time to time, the “Credit Agreement”) among the Maker, Borrower, the various financial institutions as are or may from time to time become parties thereto (collectively, the “Lenders”), The Bank of Nova Scotia as Documentation Agent and Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”)  and Credit Suisse First Boston as Syndication Agent for the Lenders, to the Lenders, the Issuers and the Agents (as such capitalized terms are defined in the Credit Agreement).  Such Guaranty Obligations relate to the indebtedness, obligations and liabilities of Borrower arising out of or in connection with the Credit Agreement (providing for a Revolving Loan Commitment Amount of $19,000,000), the Notes and/or any of the other Loan Documents, as such capitalized terms are defined in the Credit Agreement, in each case as the same may be modified, renewed, extended, refunded, refinanced, replaced (through new loan or security agreements or otherwise), increased or decreased from time to time (provided that the subordination provisions hereunder shall not be effective in the event of any increase in the Lenders’ Commitments, as defined in the Credit Agreement, to an aggregate amount in excess of 111.7% of the Lenders’ Commitment under the Credit Agreement as initially executed, as such Lenders’ Commitments may be reduced subsequently on account of permanent reductions made with respect to the Revolving Loan Commitment Amount (as defined in the Credit Agreement)), including, without limitation, as to all indebtedness, obligations and liabilities of Borrower described in the foregoing, all principal, interest (including any interest accruing subsequent to the date of, or which would accrue but for a filing or a petition or other action commencing bankruptcy, insolvency or similar proceedings with respect to the Borrower, whether or not permitted as an enforceable claim against the Borrower pursuant to applicable bankruptcy, insolvency or reorganization laws), and commitment, agency, facility, structuring, restructuring and other fees payable in connection therewith, together with any and all other expenses, indemnities or amounts payable in connection therewith, including all expenses incurred by the Lender Parties (as defined herein) in collecting all or any of the above or enforcing any rights under the Credit Agreement, the Notes, each other Loan Document, or any other agreement contemplated thereby (said indebtedness, obligations and liabilities of the Borrower referred to above being hereinafter collectively referred to as the “Bank Indebtedness”; the Credit Agreement, the Notes and the other Loan Documents being collectively referred to herein as the “Senior Debt Documents;” and the Lenders, the Issuers and the Agents being collectively referred to herein as the “Lender Parties”).  As used in this Note, the phrases “payment in full” and “paid in full” shall mean the payment in full in cash of such amount or obligations.  To the extent any payment in respect of the Guaranty Obligations (whether by or on behalf of the Maker, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar persons under the bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Guaranty Obligations or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.  To the extent any Guaranty Obligation is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligation so declared fraudulent, invalid, or otherwise set aside (and all other amounts that would come due with respect thereto had such obligations not been affected) shall be deemed to be reinstated and outstanding as a Guaranty Obligation for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

                Subject to Section 5 hereof, no payment of principal or interest (other than the issuance of Secondary Notes) may be made on the Subordinated Indebtedness so long as any Guaranty Obligations remain in effect.

                (b)           Upon (i) any acceleration of the maturity of the Bank Indebtedness, (ii) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of the Borrower upon any dissolution, winding up, liquidation, or reorganization of the Borrower, whether in bankruptcy, insolvency, receivership, reorganization, or other similar proceeding or upon an assignment for the benefit of creditors, any other marshaling of the assets and liabilities of the Borrower or any proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness or reorganization, or otherwise (all or any of the foregoing in this subsection (b)(ii) being referred to as a “Bankruptcy Event”) or (iii) the occurrence of a default in the payment of any principal or interest due under the Credit Agreement (after the giving of any required notice and the lapse of any applicable grace period in accordance with the terms of the Credit Agreement, a “Payment Default”), which is not waived by the Lender Parties, and which entitles the Lender Parties to accelerate the maturity of the Bank Indebtedness (each such event in (i), (ii) and (iii) being referred to as a “Subordination Event”) and until such Subordination Event is rescinded, waived or otherwise cured, the Lender Parties shall be entitled to receive payment in full of the Guaranty Obligations before the Holder is entitled to receive any payment on account of any principal or interest owing on this Note (other than the issuance of Secondary Notes); provided, however, that at such time as an acceleration of maturity or Payment Default described in clauses (i) or (iii) above is rescinded, cured or waived, then the provisions of this subsection (b) shall no longer be effective with respect to the event or occurrence which gave rise to such Subordination Event, and subject to subsection (c) below, the Maker shall resume making any and all payments of interest and principal on this Note, including any missed payments.

                (c)           So long as the Guaranty Obligations remain in effect, the Holder shall not (i) challenge the legality, validity, enforceability or priority of the Bank Indebtedness or the legality, validity, enforceability, perfection or priority of the liens granted pursuant to any of the Senior Debt Documents or the rights of the Lender Parties under any of the Senior Debt Documents; (ii) except as provided in Section 5 hereof, exercise any remedy or commence, prosecute or participate in any action, whether private, judicial, equitable, administrative or otherwise, including without limitation any bankruptcy case, against the Maker or any of its assets to enforce any right under and in respect to the Subordinated Indebtedness; or (iii) except as provided in Section 5 hereof, have any right to accelerate the maturity of, or institute any proceedings to enforce, any indebtedness evidenced by this Note or otherwise take any action to collect or seek enforcement of payment of the Subordinated Indebtedness or otherwise attempt to recover payment of the Subordinated Indebtedness.

                (d)           Should any payment of any part of the Subordinated Indebtedness be received by Holder in violation of the provisions of this Section 4, such payment shall be delivered forthwith to the Administrative Agent on behalf of the Lender Parties by the Holder for application to the Guaranty Obligations in the form received except for the addition of any endorsement or assignment necessary to effect the transfer of all rights therein to the Administrative Agent on behalf of the Lender Parties.  The Administrative Agent is irrevocably authorized to supply any required endorsement or assignment which may have been omitted.  Until such delivery, any such payment or collateral shall be held by the Holder in trust for the Administrative Agent on behalf of the Lender Parties and shall not be commingled with other funds or property of the Holder.  The Holder further agrees not to sell, assign, transfer, or endorse his claim or claims under the Subordinated Indebtedness, no matter how evidenced, to anyone without obtaining such transferee’s consent to be bound by the provisions, of this Section 4.

                (e)           The Holder agrees and consents that the Administrative Agent and the Lender Parties  shall have uncontrolled power and discretion, without notice to the Holder, to deal in any manner with the Guaranty Obligations and the Bank Indebtedness and with all principal, interest, late charges, costs, and expenses payable by, or the liability of the Borrower under the Senior Debt Documents or any other obligor in respect of the Bank Indebtedness and the Senior Debt Documents (such obligors, together with the Borrower being referred to herein individually as an “Obligor”, and, collectively, as the “Obligors”) to such Lender Parties arising therefrom, and with any security and guarantees therefor, including, but not by way of limitation, any release, surrender, extension, renewal, acceleration, compromise, or substitution.

                (f)            This Section 4 shall continue in full force and effect until the Guaranty Obligations have been terminated or shall have expired pursuant to its terms.  The Lender Parties may continue, without notice to the Holder, to extend Bank Indebtedness on the faith of this Section 4 until the Guaranty Obligations have been terminated or shall have expired pursuant to its terms.

                (g)           The Holder acknowledges and agrees that the Lender Parties will rely upon the subordination provisions contained herein in continuing to extend credit to the Borrower and has relied upon such provisions in entering into the Credit Agreement.  In furtherance of the foregoing, the Holder hereby waives notice of or proof of reliance hereon.

                (h)           No present or future Lender Parties shall be prejudiced in their right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Borrower.

                (i)            Nothing in this Section 4 is intended as between the Maker and the Holder to impair in any way the obligation of the Maker to pay all amounts due hereunder in accordance with the other provisions of this Note and to perform and comply in all respects with all of its other obligations under this Note in a timely manner.

5.             Holder’s Rights.

                (a)           If (i) all the Bank Indebtedness shall have become or be declared to be immediately due and payable, (ii) the Maker shall default in the payment of any interest payable under this Note when due, and if any Guaranty Obligations remain in effect, and such default shall continue unremedied for a period of six months, or (iii) a Sub Event of Default (as defined herein) shall have occurred then, and in any such event, the holders of 66-2/3% of the aggregate principal amount of this Note then outstanding may at their option, by the delivery of written notice to the Maker and the Administrative Agent, declare this Note to be due and payable, whereupon (subject to the next two sentences) the unpaid principal amount of and accrued interest on and all other amounts owing under this Note shall forthwith mature and become due and payable, all without presentment, demand, protest or other notice, all of which are hereby expressly waived.  If payment of the Note is accelerated in accordance with the foregoing, the Maker shall promptly notify the Administrative Agent of the acceleration.  If the Guaranty Obligations are outstanding or remain in effect, (x) neither the Maker nor any other person may pay this Note (other than the issuance of Secondary Notes) until 15 days after the Administrative Agent has received notice of such acceleration, and (y) in any event, neither Maker nor any other person may pay this Note (other than the issuance of Secondary Notes) so long as any Subordination Event shall have occurred and shall be continuing in effect.

                (b)           At any time after this Note is declared due and payable, as provided above, the holders of 66-2/3% of the aggregate principal amount of this Note then outstanding, by written notice to the Maker, may rescind and annul any such declaration in respect of this Note and its consequences if (i) the Maker has paid all overdue interest on this Note, and (ii) all Sub Debt Events of Default (as defined herein), other than non-payment of amounts which have become due solely by reason of such declaration, have been cured or waived by such holders; provided, that no such rescission and annulment shall extend to or affect any subsequent Sub Debt Event of Default or impair any right consequent thereon.

                (c)           Upon the occurrence of (i) a Company Sale or  (ii)  the Maturity Date, the Maker shall repay in full the principal amount of the Subordinated Indebtedness, together with all accrued interest thereon, and notwithstanding that any Guaranty Obligations remain in effect on such repayment date, and notwithstanding the provisions of Section 4, such repayment shall be made unless (x) a Bankruptcy Event has occurred or (y) the maturity of the Bank Indebtedness has been accelerated, in either of which case, any and all such repayments shall be subject to Section 4.

6.             Unsecured Note.  This Note is not secured by a security interest in any assets.

7.             Default Rate.  After the occurrence and during the continuance of a Sub Debt Event of Default (as defined below), in addition to all other rights and remedies, the outstanding principal balance of this Note (and to the extent permitted by applicable law, all unpaid interest) shall bear interest at a rate equal to fifteen percent (15%) per annum, or such lesser rate which is the maximum rate of interest permitted by law. A “Sub Debt Event of Default” shall occur if:

                (a)           default shall be made in the payment of any amount of interest on this Note when due (without giving effect to any grace period) and such default shall continue for a period of five days after the Holder shall have sent the Maker written notice of such default; or

                (b)           default shall be made in the payment of any amount of principal due under this Note, when due; or

                (c)           a Subordination Event shall have occurred and be continuing; or

                (d)           the Maker shall apply for or consent to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of its properties; or such a custodian, receiver, trustee or liquidator or other court-appointed fiduciary shall be appointed with or without the consent of the Maker; or the Maker is generally not paying its debts as they become due by means of available assets or is insolvent, or makes a general assignment for the benefit of creditors; or the Maker files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or arrangement with creditors or seeking to take advantage or any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or within 60 days after the commencement of any proceeding against the Maker seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the U.S. Bankruptcy Code or any comparable state law or any successor law or the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of the Maker or of all or any substantial part of its properties, such order or appointment shall not have been vacated or stayed on appeal or otherwise or if, within 60 days after the expiration of any such stay, such order or appointment shall not have been vacated.

8.             Conversion.

                (a)           Until this Note has been paid in full, the unpaid principal balance of this Note, or any portion thereof, may be converted, at the option of Holder, into a number of fully paid and nonassessable shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), equal to (i) that portion of the unpaid principal balance of this Note being converted, divided by (ii) $1.15, subject to adjustment as provided herein (the “Conversion Price”); provided, however, that in lieu of any fractional share of the Company’s Common Stock that would otherwise be issued to Holder pursuant to this Section, Holder shall receive one share of the Company’s Common Stock for such fractional share.

                (b)           The conversion of this Note into Common Stock may be effected at any time, on any business day prior to payment, and thereupon the indebtedness owed under this Note, with respect to the unpaid principal balance of this Note which has been converted, shall be extinguished.

                (c)           The Company shall at all times reserve and keep available for issuance upon the conversion of the unpaid principal balance, or any portion thereof, of this Note such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of the principal amount of this Note.

                (d)           The number of shares of Common Stock, or the type of securities, receivable upon conversion of this Note shall be adjusted or amended as follows:

                                (i)            In case of any reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the conversion of this Note) after March 30, 1999 (the “Issue Date”), or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation (other than the merger of a wholly owned subsidiary into the Company) or convey all or substantially all its assets to another corporation, then and in each such case Holder, upon the conversion hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had converted this Note immediately prior thereto.

                                (ii)           If the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph (ii) as of the time of actual payment of such dividends.

                                (iii)          If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the conversion of this Note shall be proportionately increased.  If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the conversion of this Note shall be proportionately decreased.  Each adjustment under this subparagraph (iii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                                (iv)          In each case of an adjustment in the shares of Common Stock receivable on the conversion of this Note, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company will forthwith mail a copy of each such certificate to Holder.

                (e)           The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.  Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of the unpaid principal balance of this Note at the time outstanding.

                (f)            In case (A) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the conversion of the unpaid principal balance of this Note) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (B) of any Company Sale, or (C) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such Company Sale is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the conversion of the unpaid principal balance of this Note) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such Company Sale, or (iii) the effective date of any such voluntary dissolution, liquidation or winding-up of the Company.  Such notice shall be mailed at least 30 days prior to the date therein specified.

9.             Use of Proceeds.  The Company shall use fifty percent (50%) of the proceeds of this Note for the permanent repayment of senior term debt incurred pursuant to the Credit Agreement, and the remaining fifty percent (50%) of the proceeds of this Note for working capital and general corporate purposes.

10.           Collection Costs.  The Maker shall pay the Holder the reasonable attorneys’ fees and costs incurred to collect the unpaid principal balance and interest owing on this Note and otherwise to enforce the Holder’s rights and remedies under this Note.

11.           Modifications; Waivers.  Subject to subsection (b) below, (a) this Note may not be amended, modified, extended, discharged or waived orally or by course of conduct, except by an agreement in writing, signed by the party against whom enforcement of any amendment, modification, extension, discharge, or waiver is sought.  A waiver of any provision of this Note or of any breach thereof shall not be deemed or construed as a general waiver of such provision or any other provision hereof or of any rights hereunder.  No failure or delay in exercising any right or remedy hereunder operates as a waiver thereof.  No single or partial exercise of any right or remedy hereunder precludes any other or further exercise of any right or remedy hereunder and the exercise of any right or remedy hereunder does not preclude the simultaneous or later exercise of any other rights or remedies available at law or in equity.

                (b)           Notwithstanding anything to the contrary herein, each of the parties hereto acknowledges and agrees that certain of the provisions contained herein (including the subordination provisions of Section 4 hereof) are solely for the benefit of the Lender Parties and their representatives, assignees and beneficiaries, and this Note may not be rescinded, cancelled, amended or modified in any way, and this Note may not be assigned, sold, pledged as security or otherwise transferred nor may any provision of this Note be waived or changed, nor may the indebtedness evidenced hereby be cancelled, compromised or discharged in whole or in part, in each case, without the prior written consent thereto of, so long as the Guaranty Obligations shall remain in effect, the Administrative Agent (on behalf of the Lender Parties), provided that such consent shall not be unreasonably withheld in connection with an assignment to the Holder’s spouse or children or trusts for the benefit of the Holder’s spouse, children or more remote descendants of such persons.

12.           Headings.  All headings in this Note are for convenience of reference only and do not affect the meaning of any provision.

13.           Partial Invalidity.  If any provision of this Note is at any time held to be invalid by any court of competent jurisdiction, such invalidity shall not effect the remaining provisions of this Note, which shall continue to be in full force and effect.

14.           No Third Parties Benefitted.  The provisions contained in this Note are solely for the benefit of Maker, Holder and Lender Parties and their respective successors and permitted assignees, and no other person or entity, including, without limitation, any guarantor of the obligations of Maker or a trustee in bankruptcy, is intended to be a third party beneficiary hereunder, or to have any right, remedy, claim, benefit, priority or interest under (or because of the existence of), or shall have any right to enforce, this Note.

15.           Waivers.  The Maker hereby waives presentment, demand for payment, protest, notice of protest and notice of dishonor of this Note.  The Maker hereby further waives any claim, right or remedy, direct or indirect, that Maker may now or hereafter have to enforce the subordination provisions contained herein against Holder, in each case whether any such claim, right or remedy  arises in equity, by contract or statute, under common law or otherwise and based on any claim, right or remedy whatsoever, including, without limitation, (a) any right of subrogation, reimbursement or indemnification that Maker may now or hereafter have against Borrower, (b) any claim or right to enforce, or participate in, any claim, right or remedy which the Lender Parties may now or hereafter have against Borrower, and (c) any benefit of, or any right to participate in, any collateral or security for the benefit of Lender Parties.

16.           Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

17.           Registration; Transfer.  The obligations evidenced by this Note will be duly registered as to both principal and any stated interest by the Company in the name of the Holder.  Transfer of this Note may be effected in whole but not in part only by the surrender of this Note by the Holder to the Company and the subsequent issuance by the Company of a new note to the transferee in substantially the form of this Note.  If Holder desires to transfer this Note, Holder shall provide the Company with the name and address of the transferee for the purpose of notices and payments hereunder, and the Company shall promptly issue a new note to the transferee and register the new note as to both principal and any stated interest in the name of the transferee.

18.           Amended and Restated Note; No Novation.  This Amended and Restated Promissory Note amends and restates in their entirety (i) that certain Convertible Promissory Note dated March 30, 1999 in the principal amount of $5,666,667 by Maker to Thayer Equity Investors III, L.P. (the “Original Note”), and (ii) all Secondary Notes (as defined in the Original Note) issued by Maker for the payment of interest with respect thereto, and is intended to consolidate, in one instrument, the unpaid principal of the Original Note and all interest accrued thereon and on each Secondary Note issued in connection therewith through the date of this Amended and Restated Convertible Promissory Note, and is not intended as a novation or other compromise of the obligations of Maker to Holder under the Original Note or any such Secondary Note.

IN WITNESS WHEREOF, the undersigned Maker has executed this Note on the date first above written.

MAKER:

AEGIS COMMUNICATIONS GROUP, INC.

By:	/s/ Michael J. Graham
An Authorized Officer

The terms and conditions set forth in this Convertible

Promissory Note are acknowledged, understood and accepted.

THAYER EQUITY INVESTORS III, L.P.

By:	TC Equity Partners L.L.C.,
Its General Partner

	By:	/s/ Chris Temple
An Authorized Person

THE BANK OF NOVA SCOTIA,
as Administrative Agent for Lenders under the Credit
Agreement (as such terms are defined in the foregoing Note)

By:	/s/ Stephen C. Levi
An Authorized Person